PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $30.0 million Rochester Civic Center – Senior Affordable project, a 76-unit, affordable, age-restricted multifamily housing project located in Rochester, Minnesota. The Senior Affordable building will be constructed as part of a larger development that will include a 273-unit market rate high-rise building and a 350-stall enclosed parking structure.

Property amenities will include a leasing office, fitness center, playground, dog park and bicycle storage. And the project will incorporate energyefficient electric heat pumps, high-efficiency gas heating, direct expansion cooling, EnergyStar appliances, and solar-ready upgrades.

HIT ROLE	The HIT is providing $8.3 million in financing through a construction and bridge loan participation with Bridgewater Bank. HIT also made a forward commitment to purchase a $9.0 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 119 projects in Minnesota and 88 projects in the Twin Cities, all built 100% with union construction labor.
SOCIAL IMPACT

In addition to creating the union construction work and other economic benefits outlined below, 100% of the units will be restricted to households earning between 30% to 60% of the area median income. Additionally, units will be restricted to residents aged 55 or older.

The Project will meet SB2030 standards and is pursuing the Enterprise Green Communities standard and EnergyStar Multifamily New Construction Program requirements.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $17.3 Million	Total Development Cost $30.0 Million	76 Units (100% affordable)	191,180 Hours of Union ConstructionWork Generated	$7.6 Million Tax revenue generated	$56.4 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of June 30, 2026. Economic impact data is in 2026 dollars and all other figures are nominal.

PROJECT PROFILE | Rochester Civic Center Senior Affordable – Rochester, MN

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

8/2026

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com